BPZ Energy

Developing Energy - Providing Opportunities



Corporate Presentation

April 2, 2014

Forward Looking Statements

BPZ Energy
Developing Energy - Providing Opportunities

This Presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," prospects," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, governmental relations, legislative or regulatory changes, political developments, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such "reserves" in our SEC filings. We may use certain terms in this presentation such as "contingent" and "prospective" resources which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. With respect to possible and probable reserves, we are required to disclose the relative uncertainty of such classifications of reserves when they are included in our SEC filings. The definitions of Contingent and Prospective Resources have been excerpted from the Petroleum Resources Management System approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007. Proved, Probable and Possible Reserves are denoted by P1, P2 and P3, respectively. Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Contingent resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations, but the applied project(s) are not yet considered mature enough for commercial development due to one or more contingencies. Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be subclassified based on project maturity and/or characterized by their economic status. The volume and parameters associated with low, best and high estimates scenarios of contingent resources are referred to as 1C, 2C and 3C, respectively.

The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements. The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to review the Company's filing with the SEC before making an investment decision. Information obtained from other sources may not comply with the requirements of the SEC or management of the Company. Nothing herein shall be deemed to constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company.

Additionally, the Company's joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. ("PRE"), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. While PRE is subject to various confidentiality requirements regarding Information concerning the Company, information concerning energy reserves, may be released by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, in compliance with SEC and other U.S. regulatory requirements.

BPZ Energy provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200 and at www.bpzenergy.com. These filings can also be obtained from the SEC via the internet at www.sec.gov.

MMBO: Millions of Barrels of Oil, BBL: Barrel of Oil, BOPD: Barrels of Oil per Day, PUDS: Proved Undeveloped Reserves

BPZ Energy Today . . .

BPZ Energy
Developing Energy - Providing Opportunities

- Four Blocks in Northwest Peru and one in Southwest Ecuador
- Multiple Plays with Multiple Prospects in Each Play
- BPZ (51%) and Pacific Rubiales (49%) Block Z-1 JV Facilitates its Development and Future Exploration
- Oil Production Growth via Development Drilling at Corvina and Albacora
- 2013 Year-end Net Proved Oil Reserves = 16.1 Million Barrels
- Further Reserve & Production Growth via Offshore and Onshore Exploration


SANTA ELENA
ECUADOR
Existing Offshore 3-D Seismic
Existing Onshore 3-D Seismic
Existing Onshore 2D Seismic
BLOCK Z-1
Albacora
Barracuda
Delfin
Corvina
TUMBES
BLOCK XIX
Mancora
PACIFIC OCEAN
Los Organos
BLOCK XXIII
ECUADOR
PERU
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA
Area of Operations
PERU

. . . Better Positioned to Grow

BPZ Energy
Developing Energy - Providing Opportunities



Completed Block Z-1 JV Transaction
Completed Block Z-1 3D Seismic Survey
Completed Corvina CX-15 Buoyant Tower
Repaid Secured Loans
Issued New Longer Term Debt
OIL & GAS ACTIONS
• Corvina & Albacora Development Drilling Underway
• Complete 3D Seismic Mapping
• Pursue Z-1 Exploration Strategy
• Continue Onshore Exploration
• GtP: Turbine Monetization
FINANCE ACTIONS
• Improve G&A Cost Structure
• Capital Discipline
• Manage Cash
• Optimize Balance Sheet
Grow Production
Grow Cash Flow
Grow Reserves

Block Z-1 Strategy

Leverage 1,600 sq.km. 3D survey in efforts to . . .

- Increase production at Corvina and Albacora
- Capture Corvina and Albacora's oil and gas upside potential
- Appraise prior discoveries in Delfin, Piedra Redonda, and Barracuda
- Explore prospects in less than 350 ft. of water, starting with Raya
- Explore prospects in up to 1,000 ft. of water



ECUADOR
PERU
Pacific Ocean
BLOCK Z-1
ALBACORA
BARRACUDA
EAST CORVINA
RAYA
WEST CORVINA
CORVINA-HEATH PLAY
DELFIN
MERO
PIEDRA REDONDA
TUMBES
Huaquillas
Zarumilla
Zorritos
Acapulco
Punta Sal
PANAMERICAN HWY.
LEGEND
3D ACQUIRED SEISMIC AREA
OIL FIELD
OIL PROSPECT
GAS PROSPECT
PROSPECT
LEAD
PLATFORM
BATHYMETRY IN METERS
0 5 10 15 20 25Km.
0 5 10 15Miles

Diving Deeper into Our Strategy



Capturing Corvina's Upside

BPZ Energy
Developing Energy - Providing Opportunities

- Third new CX-15 oil well being sidetracked
- Five more wells planned in 2014
- Four wells have surpassed 1 Mmbo
- ~1,500 acres, with 15 more gross PUDs
- Untested fault block is ~ 500 acres



Structure Map at Top of Zorritos Unconformity
CX11-16X
7D
2D
1D
5D
8D
CX15
3D
4D
6D
OIL AREA
Untested Fault Block
-5600
-6000
-6400
-6800
-7200
-7600
-8800
CX11 WELLS
CX15 WELLS
Elevation depth [ft]
-5600
-6400
-7200
-8000
-8800
0 0.2 0.4 0.6 0.8 1mile
1:25000
524000
524800
525600
526400
527200
528000
528800
529600
530400
531200
9603200
9602400
9601600
9600800
9600000
9599200
PETREL

Albacora Development

- A-21D well currently being drilled
- A-18D well temporarily shut in due to gas intrusion
- Two gross PUDs to follow (22D & 20D)
- A-14XD well has exceeded 1 Mmbo
- Area under development is ~ 400 acres


20D
18D
14XD
19D
21D
22D
OIL PROVEN AREA
Elevation depth [ft]
Structure Map at Middle of Zorritos Oil Zone
1:15000
0 0.1 0.2 0.3 0.4 0.5miles

Appraising the Delfin Prospect

- Drilling permit already in hand
- Tenneco's 39-X-1 well tested oil
- Prospective area is ~ 3,000 acres
- Delfin platform to be ~4 miles from CX-15



OIL AREA
OIL AREA
CX11-16X
Corvina
CX15
39-X-1
B-17-X
Untested Fault Block
Delfin
Z1-420
CX11 WELLS
CX15 WELLS
0 0.5 1 1.5 2miles
1:50000
CORVINA
Elevation depth [ft]
-5600
-6400
-7200
-8000
-8800
Structure Map at the Top of the Zorritos Unconformity

Raya Prospect – Revealed by 3D Seismic

BPZ Energy
Developing Energy - Providing Opportunities


NW
Delfin
SE
Mal Pelo fm.
tumbes fm.
Raya prospect is a Corvina look-alike
Cardalitos fm.
Lower Zorritos fm.
Upper Zorritos fm.
3-way dip closure against Zorritos Unconformity
Heath fm.
Mancora fm.
5 km



Raya, also Targeting Oil from Zorritos Fm.

- Potential size of 7,500 acres
- Drilling permit already in hand
- Also in less than 300 ft. of water
- 10 miles from Corvina CX-15 platform


Structure Map at Top of Zorritos Unconformity
PROSPECTIVE AREA
Elevation depth [ft]
-7500
-9000
-10500
-12000
-13500
-15000
504000
506000
508000
510000
512000
514000
516000
518000
520000
522000
524000
9612000
9608000
9604000
9600000
-7200
-8400
-9600
B-17-X
0 0.5 1 1.5 2 2.5miles
1:80000
PETREL

Piedra Redonda Anchors the Mancora Gas Play

- Belco discovered dry gas with C-18-X well
- Near coastline in ~ 200 ft. of water
- Piedra Redonda prospect is ~11,000 acres
- Drilling permit already in hand



PACIFIC OCEAN
Block Z-1
PIEDRA REDONDA
C-18-X
Block XXIII
Block XIX
EC-1X
PC-1X
CRC-1X
BLOCK BOUNDARY
SHORE LINE
0 1 2 3 4 5miles
1:130000
Piedra Redonda
Elevation depth [ft]
504000
508000
512000
516000
520000
524000
528000
532000
536000
540000
544000
548000

Structure Map at Top of Mancora Formation

Block XXIII - Cardo 2X Drilling Underway

- Cardo 2X spud in late March 2014
  - Second of three-well exploration campaign
  - Estimated total depth is 4,600 feet
- Caracol 1X testing
  - Two intervals at ~1,500 feet in depth tested gas with formation water
  - Upper interval with oil shows was stimulated; testing to continue with workover rig
  - Other prospective intervals to be tested with the workover rig


Cardo 2X Well
Schlumberger
01.04.2014 11:42

Another Oil Play in Southern Block XXIII Area

- In Talara basin next to Carpitas oilfield
- Multiple fault blocks mapped
- Shallow depth oil potential
- Drilling permit in process


NW
New 2D Seismic Line BPZ10XXIII-16
SE
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
5,000'
10,000'
N
Pta. Bravo
Carpitas East
Carpitas West
Line 16
Faults
Eocene (Verdun)
Eocene (Salina)

Block XXII: Multiple Plays in ~1 Million Acres

BPZ Energy
Developing Energy - Providing Opportunities

- Pursuing Cretaceous age conventional and unconventional plays
- Thick section of Muerto Formation source rock in basin depocenter
- Muerto Formation is a brittle shale, rich in total organic content
- Adjacent operator producing oil from Redondo and Muerto formations



BPZ10XXII-16
NE
SW
Time (Secs.)
Depth (Feet)
POCITOS STRUCTURE
0 5 10 Miles
SOJO STRUCTURE
CHIRA - VERDUN
REDONDO TABLONES
MUERTO MEGA SEQUENCE
GIGANTAL - PANANGA
Basement (Paleozoic)
0.0
1.0
2.0
3.0
4.0
5,000'
10,000'
15,000'
20,000'
GALLINAZOS NORTE
GALLINAZOS SUR
JABONILLOS
CANOVITAS
TINAJONES
BLOCK XXII
POCITOS
MONTE LIMA - ABEJAS
CARDO GRANDE
SOJO
NOMARA
JIVITO
NEW DISCOVERIES IN MUERTO

Revised 2014 Capital & Exploratory Budget

BPZ Energy
Developing Energy - Providing Opportunities

$ Millions

Offshore Block Z-1 (51% BPZ)

Corvina CX-15 development drilling (6 wells)	$40
Albacora drilling (4 wells)	$32
Projects & engineering	$15
Total BPZ Net Offshore	$87

Onshore Blocks XXIII, XXII and XIX (100% BPZ)

Block XXIII (3 wells)	$8
Permitting, engineering and other	$7
Total Onshore	$15

NOTES

Offshore: Excludes capitalized interest. $81 million left under Carry Agreement with Pacific Rubiales at year-end 2013. Drilling of additional Albacora wells in 2014 subject to ongoing review of drilling campaign results. Necessary permits now received for Delfin, Piedra Redonda and Raya prospects which have been remapped with 3D seismic. Associated exploration plans and budgets are under development, with expectations that Delfin, which is next to Corvina, could potentially be drilled later in 2014. Block Z-1 capital plan is subject to review and approval by the partners under Joint Operating Agreement.

Onshore: Excludes capitalized interest. Three-well shallow drilling campaign at Block XXIII. Exploration drilling at Block XXII is contingent upon receipt of the necessary permits which are expected to be obtained during the second half of 2014, allowing for drilling start up by late 2014 or early 2015.

2014 Focus

- Continue development drilling at Corvina and Albacora oil fields
- Continue applying new 3D seismic data
- Prepare for Block Z-1 exploration campaign, starting with Delfin
- Continue three-well exploration drilling program in Block XXIII
- Obtain permit to drill selected prospects in Block XXII



BLOCK Z-1
TUMBES
Zorritos
BLOCK XIX
Punta Sal
BLOCK XXIII
Ecuador
Peru
TALARA (Refinery)
BLOCK XXII
SULLANA
N
PAITA

. . . To Grow Production and Reserves

Thank You

Manolo Zúñiga
President & CEO



For additional information:

A. Pierre Dubois
Investor Relations & Corporate Communications
580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(281) 556-6200; pierre_dubois@bpzenergy.com
www.bpzenergy.com

Appendix - Summary Financial & Reserves Data

BPZ Energy
Developing Energy - Providing Opportunities

Oil Production (averages)

First Quarter 2014	Approximately 2,571 bopd [5,045 bopd gross]
Year 2013	1,408 bopd [2,761 bopd gross]

Year End 2013

Proved developed producing	3.2 Mmbo
Proved undeveloped	12.9 Mmbo
Proved reserves	**16.1 Mmbo**
Probable reserves	27.2 Mmbo
Possible reserves	18.0 Mmbo

[$ Millions]

Twelve Months Ended December 31, 2013

Revenues	$ 51 MM
Operating loss	($ 36 MM)
Capital & exploratory expenditures*	($ 6 MM)
EBITDAX*	($ 3 MM)

At December 31, 2013

Cash & short term investments	$ 57 MM
Block Z-1 carry remaining	$ 81 MM
Total debt*	$ 230 MM
Shareholders' equity	$ 137 MM

*Onshore capital & exploratory expenditures (C&E), excluding capitalized interest. Offshore Block Z-1 C&E was fully carried in 2013. EBITDAX is a non-GAAP measure; see reconciliation on Slide 20. Total debt includes par value of convertible bonds.

Appendix – GAAP Reconciliation

BPZ Energy
Developing Energy - Providing Opportunities

Reconciliation of non-GAAP measure

The table below represents a reconciliation of EBITDAX to the Company's net loss, which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

Earnings before interest, income taxes, depletion, depreciation and amortization, exploration expense and certain non-cash charges ("EBITDAX") is a non-GAAP financial measure, as it excludes amounts or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements. "GAAP" refers to generally accepted accounting principles in the United States of America. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, it also presents the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Management believes that EBITDAX may provide additional helpful information with respect to the Company's performance or ability to meet its debt service and working capital requirements.

	Twelve Months Ended December 31,	
	2013	2012
	(in thousands)	
Net income (loss)	$ (57,711)	$ (39,089)
Interest expense	16,158	16,115
Loss on extinguishment of debt	7,222	7,318
Income tax expense (benefit)	(5,775)	(15,614)
Depreciation, depletion and amortization expense	27,214	45,873
Geological, geophysical and engineering expense	2,184	43,787
Other operating expense	4,430	2,266
Other (income) expense	3,934	53
(Gain) loss on derivatives	(242)	2,610
Gain on divestiture	-	(26,864)
EBITDAX	**$ (2,586)**	**$ 36,455**